                                                                     EXHIBIT 4.2


                              CLARENT CORPORATION


                AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                               TABLE OF CONTENTS

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                                                                        PAGE
SECTION 1.  GENERAL....................................................   1
       1.1  Definitions................................................   1

SECTION 2.  REGISTRATION; RESTRICTIONS ON TRANSFER.....................   3
       2.1  Restrictions on Transfer...................................   3
       2.2  Demand Registration........................................   4
       2.3  Piggyback Registrations....................................   6
       2.4  Form S-3 Registration......................................   7
       2.5  Expenses of Registration...................................   8
       2.6  Obligations of the Company.................................   9
       2.7  Termination of Registration Rights.........................  10
       2.8  Delay of Registration; Furnishing Information..............  10
       2.9  Indemnification............................................  11
      2.10  Assignment of Registration Rights..........................  13
      2.11  Amendment of Registration Rights...........................  13
      2.12  Limitation on Subsequent Registration Rights...............  14
      2.13  "Market Stand-Off" Agreement...............................  14
      2.14  Rule 144 Reporting.........................................  14

SECTION 3.  COVENANTS..................................................  15
       3.1  Basic Financial Information and Reporting..................  15
       3.2  Inspection Rights..........................................  15
       3.3  Confidentiality of Records.................................  16
       3.4  Reservation of Common Stock................................  17
       3.5  Termination of Covenants...................................  17

SECTION 4.  RIGHTS OF FIRST REFUSAL....................................  17
       4.1  Subsequent Offerings.......................................  17
       4.2  Exercise of Rights.........................................  17
       4.3  Issuance of Equity Securities to Other Persons.............  18
       4.4  Termination of Rights of First Refusal.....................  18
       4.5  Transfer of Rights of First Refusal........................  18

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                               TABLE OF CONTENTS
                                  (CONTINUED)

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                                                                        PAGE
       4.6  Excluded Securities........................................  18

SECTION 5.  MISCELLANEOUS..............................................  19
       5.1  Governing Law..............................................  19
       5.2  Survival...................................................  19
       5.3  Successors and Assigns.....................................  19
       5.4  Entire Agreement...........................................  20
       5.5  Severability...............................................  20
       5.6  Amendment and Waiver.......................................  20
       5.7  Delays or Omissions........................................  20
       5.8  Notices....................................................  20
       5.9  Attorneys' Fees............................................  21
      5.10  Titles and Subtitles.......................................  21
      5.11  Aggregation................................................  21
      5.12  Counterparts...............................................  21

                              CLARENT CORPORATION

                             AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT

          THIS AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the "Agreement") is entered into as of the 11th day of June 1998, by and among CLARENT CORPORATION, a California corporation (the "Company"), the holders of the Company's Series A Preferred Stock ("Series A Stock") identified on EXHIBIT A hereto, the holders of the Company's Series B Preferred Stock ("Series B Stock") set forth on EXHIBIT B hereto and the purchasers of the Company's Series C Preferred Stock ("Series C Stock") set forth on EXHIBIT C hereto (the "Purchasers").

                                   RECITALS

          WHEREAS, certain of the shareholders of the Company (the "Shareholders") hold shares of the Company's Series A Preferred Stock and shares of the Company's Series B Preferred Stock and possess registration rights, information rights and other rights pursuant to an Amended and Restated Investor Rights Agreement dated as of March 25, 1997, between the Company and such Shareholders (the "Prior Agreement");

          WHEREAS, the Shareholders desire to terminate the Prior Agreement and to accept the rights created pursuant hereto in lieu of the rights granted to them under the Prior Agreement;

          WHEREAS, the Purchasers are parties to the Series C Preferred Stock Purchase Agreement dated as of June 11, 1998, by and among the Company and the Purchasers (the "Purchase Agreement"), pursuant to which certain of the Company's and such Purchasers' obligations are conditioned upon the execution and delivery by such Purchasers and the Company of this Agreement.

          NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the Shareholders who are parties to the Prior Agreement hereby agree that the Prior Agreement shall be superseded and replaced in its entirety by this Agreement, and the parties hereto further agree as follows:

SECTION 1.     GENERAL

       1.1 DEFINITIONS. As used in this Agreement the following terms shall have the following respective meanings:

               "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

               "FOUNDERS" means Jerry Chang and Michael Vargo.

               "HOLDER" means any Investor who holds shares of Registrable Securities and any holders of Shares or Registrable Securities and to whom the registration rights conferred by this

                                       1.

Agreement have been assigned in compliance with Section 2.10 hereof, and holders of Shares or Registrable Securities issuable upon exercise of those certain warrants (the "Advisory Services Agreement Shares") dated April 2, 1998 issued to WK Technology Fund in connection with the Advisory Services Agreement dated June 3, 1997 by and between WK Technology Fund and the Company.

               "INITIAL OFFERING" means the Company's first firm commitment underwritten public offering of its Common Stock registered under the Securities Act.

               "INVESTORS" means the Purchasers and the Shareholders.

               "REGISTER," "REGISTERED," AND "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

               "REGISTRABLE SECURITIES" means (i) Common Stock of the Company issued or issuable upon conversion of the Shares; and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities and (iii) Advisory Services Agreement Shares. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144(k) or sold in a private transaction in which the transferor's rights under Section 2 of this Agreement are not assigned. Shares of Common Stock held by the Founders shall not be Registrable Securities for purposes of Section 2.2 or 2.4 hereof.

               "REGISTRABLE SECURITIES THEN OUTSTANDING" shall be the number of shares determined by calculating the total number of shares of the Company's Common Stock that are Registrable Securities and either (1) are then issued and outstanding or (2) are issuable pursuant to then exercisable or convertible securities.

               "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with Sections 2.2, 2.3 and 2.4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company) and the expenses of underwriters customarily paid by similarly situated companies in connection with underwritten offerings of equity securities to the public (including any qualified independent underwriter required in connection with such underwritten offering), excluding any such fees based on the proceeds of sales of Registrable Securities by selling Holders. With respect to expenses incurred in connection with Sections 2.2, 2.3 and 2.4 hereof, "Registration Expenses" shall include reasonable fees and disbursements of a single special counsel for the Holders not to exceed $25,000 per registration.

                                       2.

               "REGULATION S" shall mean Rules 901 through 904 as promulgated by the Commission under the Securities Act, as such rules may be amended from time to time, or any similar successor rules that may be promulgated by the Commission.

               "RULE 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any similar successor rules that may be promulgated by the Commission.

               "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

               "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities and any fees and disbursements of counsel for Holders not included in Registration Expenses.

               "SHARES" shall mean the Company's Series A, Series B and Series C Stock held by the Investors listed on EXHIBITS A, B, and C hereto and their permitted assigns or held by purchasers of the Company's Series C Preferred Stock who become parties hereto in compliance with Section 5.6(c).

               "FORM S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

               "SEC" OR "COMMISSION" means the Securities and Exchange
Commission.

SECTION 2.     REGISTRATION; RESTRICTIONS ON TRANSFER

       2.1     RESTRICTIONS ON TRANSFER.

               (A) Each Holder agrees not to make any disposition of all or any portion of the Shares or Registrable Securities unless and until:

                  (I) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                  (II) (A) The transferee has agreed in writing to be bound by the terms of this Agreement, (B) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144.

                                       3.

                  (III) Notwithstanding the provisions of paragraphs (i) and
(ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder which is (A) a partnership to its partners or former partners in accordance with partnership interests, (B) a corporation to its shareholders in accordance with their interest in the corporation, (C) a limited liability company to its members or former members in accordance with their interest in the limited liability company, (D) an entity affiliated by common ownership with the Holder, or (E) to the Holder's family member or trust for the benefit of an individual Holder; provided that (A) the transfer is in compliance with Regulation S, if applicable, and (B) the transferee will be subject to the terms of this Agreement to the same extent as if such transferee were an original Holder hereunder.

               (B) Each certificate representing Shares or Registrable Securities shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws or as provided elsewhere in this Agreement):

               "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN
               REGISTERED UNDER THE SECURITIES ACT OF 1933,
               AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD,
               TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT, OR UNLESS IN ACCORDANCE WITH REGULATION S PROMULGATED UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND, IN EITHER CASE, THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL
               OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT REGISTRATION IS NOT REQUIRED."

               (C) The Company shall be obligated to reissue promptly unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend or if the securities were sold pursuant to Rule 144.

               (D) Each Investor is aware that the Company will, and the Company agrees that it will, to the extent required by Regulation S, refuse to register any transfer of the Shares or Registrable Securities not made in compliance with Regulation S, pursuant to an effective registration under the Securities Act, or pursuant to an exemption from registration under the Securities Act.

       2.2     DEMAND REGISTRATION.

               (A) Subject to the conditions of this Section 2.2, if the Company shall receive a written request from (i) the Holders of more than fifty percent (50%) of the Registrable

                                       4.

Securities then outstanding issued upon the conversion of the Series B Stock, as to one (1) demand registration right hereunder, and (ii) the Holders of more than fifty percent (50%) of the Registrable Securities issued upon the conversion of the Series C Stock, as to one (1) demand registration right hereunder (in each case to be considered separately as the "Initiating Holders") that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities the aggregate proceeds of which (after deduction for underwriter's discounts and expenses related to the issuance) exceed $10,000,000 (a "Qualified Public Offering"), then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 2.2, use its best efforts to effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that the Holders request to be registered.

               (B) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2 or any request pursuant to Section 2.4 and the Company shall include such information in the written notice referred to in Section 2.2(a) or
Section 2.4(a), as applicable. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 2.2 or Section 2.4, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders). Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

               (C) The Company shall not be required to effect a registration pursuant to this Section 2.2:

                  (I) prior to the earlier of (i) one year after the Company's Initial Offering or (ii) three years after the date of this Agreement; or

                  (II) after the Company has effected two (2) registrations pursuant to this Section 2.2, and such registrations have been declared or ordered effective and the transactions contemplated thereby have been consummated; or

                  (III) if within thirty (30) days of receipt of a written request from Initiating Holders pursuant to Section 2.2(a), the Company gives notice to the Holders of the

                                       5.

Company's intention to consummate its Initial Offering within ninety (90) days; provided that the Company shall make reasonable good faith efforts to cause such registration statement to become effective and provided further that the foregoing provision shall cease to have force or effect four years after the date of this Agreement; or

                  (IV) if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.2, a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period and provided further, that during such ninety (90) day period the Company shall not file a registration statement with respect to the public offering of securities of the Company.

       2.3 PIGGYBACK REGISTRATIONS. The Company shall notify all Holders of Registrable Securities in writing at least thirty (30) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to employee benefit plans or with respect to corporate reorganizations or other transactions under Rule 145 promulgated under the Securities Act) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within fifteen (15) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

               (A) UNDERWRITING. If the registration statement under which the Company gives notice pursuant to this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders on a pro rata basis based on the total number of Registrable

                                       6.

Securities held by the Holders; and third, to any shareholder of the Company (other than a Holder) on a pro rata basis. No such reduction shall reduce the amount of securities of the selling Holders included in the registration below twenty-five percent (25%) of the total amount of securities included in such registration, unless such offering is the Initial Offering and such registration does not include shares of any other selling shareholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding sentence. In no event will shares of any other selling shareholder be included in such registration which would reduce the number of shares which may be included by Holders without the written consent of Holders of not less than sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities proposed to be sold in the offering.

               (B) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 2.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.5 hereof.

               (C) For purposes of this Section 2.3 the Holders shall be deemed to include the Founders and the Registrable Securities shall be deemed to include Common Stock held by the Founders.

       2.4 FORM S-3 REGISTRATION. In case the Company shall receive from any Holder or Holders of Registrable Securities a written request or requests that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

               (A) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

               (B) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

                  (I) if Form S-3 (or any successor or similar form) is not available for such offering by the Holders, or

                  (II) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $500,000, or

                                       7.

                  (III) if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 2.4, provided, that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period and provided further, that during such ninety (90) day period the Company shall not file a registration statement with respect to the public offering of securities of the Company, or

                  (IV) if the Company has already effected six (6) registrations on Form S-3 for the Holders pursuant to this Section 2.4, or

                  (V) if the Company has, within the twelve month period preceding the date of such request, already effected two (2) registrations on Form S-3 for the Holders pursuant to this Section 2.4, or

                  (VI) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

               (C) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All Registration Expenses incurred in connection with registrations requested pursuant to this Section 2.4 after the first six (6) registrations shall be paid by the selling Holders pro rata in proportion to the number of shares sold by each.

       2.5 EXPENSES OF REGISTRATION. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.2 or any registration under
Section 2.3 or Section 2.4 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.2 or 2.4, the request of which has been subsequently withdrawn by the Initiating Holders unless (a) the withdrawal is based upon material adverse information or events concerning the Company of which the Initiating Holders were not aware at the time of such request or (b) the Holders of a majority of Registrable Securities agree to forfeit their right to one requested registration pursuant to Section 2.2 or to one registration pursuant to Section 2.4 for which the Company will be obligated to pay the Registration Expenses, if applicable, in which event such right shall be forfeited by all Holders. If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. If the Company is required to pay

                                       8.

the Registration Expenses of a withdrawn offering pursuant to clause (a) above, then the Holders shall not forfeit their rights to a demand registration pursuant to Section 2.2 or to require the Company to pay Registration Expenses in connection with a registration pursuant to Section 2.4.

       2.6 OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               (A) Prepare and file with the SEC not later than 60 days following the request for registration from the Initiating Holders a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days or, if earlier, until the Holder or Holders have completed the distribution related thereto.

               (B) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

               (C) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               (D) Use all reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (E) Use reasonable efforts to appoint a qualified independent underwriter, if necessary in the circumstances.

               (F) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (G) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                                       9.

          (H) Furnish, at the request of a majority of the Holders participating in the registration, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and if permitted by applicable accounting standards, to the Holders requesting registration of Registrable Securities.

          (I) Use reasonable efforts to maintain the listing of the Company's securities on a nationally recognized securities exchange or market system selected by the Company.

   2.7 TERMINATION OF REGISTRATION RIGHTS. All registration rights granted under this Section 2 shall terminate and be of no further force and effect seven
(7) years after the date of the Company's Initial Offering. In addition, a Holder's registration rights shall expire if (i) the Company has completed its Initial Offering and is subject to the provisions of the Exchange Act, and (ii) all Registrable Securities held by and issuable to such Holder (and its affiliates, partners and former partners) may be sold under Rule 144k during any ninety (90) day period.

   2.8    DELAY OF REGISTRATION; FURNISHING INFORMATION.

          (A) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

          (B) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.2, 2.3 or 2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be reasonably required to effect the registration of their Registrable Securities.

          (C) The Company shall have no obligation with respect to any registration requested pursuant to Section 2.2 or Section 2.4 if, due to the operation of subsection 2.2(b), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in Section 2.2 or Section 2.4, whichever is applicable.

                                      10.

   2.9 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4:

          (A) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, directors and legal counsel of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act and any directors or officers of such control person, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, provided however, that the indemnity agreement contained in this Section 2.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

          (B) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers, and legal counsel and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with

                                      11.

such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, provided, however, that the indemnity agreement contained in this
Section 2.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 2.9 exceed the net proceeds from the offering received by such Holder.

          (C) Promptly after receipt by an indemnified party under this Section
2.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding or if, and for such period, such Indemnified Party was required to retain counsel prior to the Indemnifying Party's retention of counsel. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, to the extent materially prejudiced thereby, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.9.

          (D) If the indemnification provided for in this Section 2.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution when combined with any indemnity paid by a Holder hereunder exceed the net proceeds from the offering received by such Holder

                                      12.

and provided further that contribution shall not be available to any party determined to have engaged in fraud.

          (E) The obligations of the Company and Holders under this Section 2.9 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this agreement. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which admits fault on behalf of the Indemnified Party or which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

          (F) For purposes of this Section 2.9 the Holders shall be deemed to include the Founders and the Registrable Securities shall be deemed to include Common Stock held by the Founders.

   2.10 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities which (i) is a subsidiary, parent, general partner, limited partner or retired partner of a Holder, (ii) is an entity affiliated by common ownership, (iii) is a Holder's family member or trust for the benefit of an individual Holder, or (iv) acquires at least five hundred (500,000) shares of Registrable Securities (as adjusted for stock splits and combinations); provided, however, (A) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (B) such transferee shall at the time of transfer agree to be subject to all restrictions set forth in this Agreement.

   2.11 AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Section 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of at least fifty percent (50%) of the Registrable Securities then outstanding. Any amendment which adversely affects the rights of the Holders of Series C Stock shall be approved by the holders of fifty percent (50%) of the shares of Series C Stock subject to this Agreement. Any amendment or waiver effected in accordance with this Section
2.11 shall be binding upon each Holder and the Company. By acceptance of any benefits under this Article II, Holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

   2.12 LIMITATION ON SUBSEQUENT REGISTRATION RIGHTS. After the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder demand registration rights senior to, or in parity with, those granted to the Holders hereunder.

   2.13 "MARKET STAND-OFF" AGREEMENT. Each Holder hereby agrees that such Holder shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the

                                      13.

Company held by such Holder (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of the Company's initial public offering of securities pursuant to a registration statement of the Company filed under the Securities Act, or ninety (90) days following the effective date of any subsequent registration statement of the Company filed under the Securities Act, provided that all officers and directors of the Company enter into similar agreements.

   Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are reasonably necessary to give further effect thereto. The obligations described in this Section 2.13 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period.

   2.14 RULE 144 REPORTING. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

          (A) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

          (B) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act;

          (C) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

SECTION 3.    COVENANTS

   3.1    BASIC FINANCIAL INFORMATION AND REPORTING.

          (A) The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting

                                      14.

principles consistently applied, and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

          (B) As soon as practicable after the end of each fiscal year of the Company, and in any event within one hundred twenty (120) days thereafter, the Company will furnish each Investor an audited consolidated balance sheet of the Company, as at the end of such fiscal year, and an audited consolidated statement of income and an audited consolidated statement of cash flows of the Company, for such year, all prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be accompanied by a report and opinion thereon by independent public accountants of national standing selected by the Company's Board of Directors.

          (C) So long as an Investor (with its affiliates) shall own not less than five hundred thousand (500,000) shares of Registrable Securities (or Shares convertible into 500,000 shares of Registrable Securities) (as adjusted for stock splits and combinations) (a "Major Investor"), the Company will furnish each such Major Investor (i) at least thirty (30) days prior to the beginning of each fiscal year an annual budget and operation plans for such fiscal year (and as soon as available, any subsequent revisions thereto); and (ii) as soon as practicable after the end of each fiscal quarter or, as to the unaudited consolidated statement of income only, each month, and in any event within twenty (20) days thereafter, an unaudited consolidated balance sheet of the Company as of the end of each such fiscal quarter, and an unaudited consolidated statement of income for such fiscal quarter and month, and an unaudited consolidated statement of cash flows of the Company for such fiscal quarter and for the current fiscal year to date, including a comparison to plan figures for such period, prepared in accordance with generally accepted accounting principles consistently applied, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

   3.2 INSPECTION RIGHTS. Each Major Investor shall have the right to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, and to review such information as is reasonably requested all at such reasonable times and as often as may be reasonably requested; provided, however, that the Company shall not be obligated under this
Section 3.2 with respect to a competitor of the Company or with respect to information which the Board of Directors determines in good faith is highly confidential for competitive reasons or potentially trade secrets and should not, therefore, be disclosed.

   3.3    CONFIDENTIALITY OF RECORDS.

          (A) Each Investor agrees not to use Confidential Information (as hereinafter defined) of the Company for its own use or for any purpose except
(i) to evaluate, monitor and enforce its equity investment in the Company or
(ii) to use internally (without disclosure except to employees or consultants on a need to know basis who are bound by a disclosure agreement with Holder to keep such information confidential) in evaluating such Investor's other equity investments or business transactions. Each Investor shall undertake to treat such Confidential

                                      15.

Information in a manner consistent with the treatment of its own information of such proprietary nature. Each transferee of any Investor who receives Confidential Information shall agree to be bound by such provisions. For purposes of this Section, "Confidential Information" means any information, technical data, or know-how, including, but not limited to, the Company's research, products, software, services, development, inventions, processes, designs, drawings, engineering, marketing, or finances, disclosed by the Company either directly or indirectly in writing, orally or by drawings or inspection of parts or equipment which written material is stamped "Confidential" or "Proprietary" or if disclosed orally, is promptly confirmed in writing to be Confidential Information.

          (B) Confidential Information does not include information, technical data or know-how which (i) is in the Investor's possession at the time of disclosure as shown by Investor's files and records immediately prior to the time of disclosure; (ii) before or after it has been disclosed to the Investor, it is part of the public knowledge or literature, not as a result of any action or inaction of the Investor; or (iii) is disclosed to an Investor on a non-confidential basis by a third party having a legal right to such information,
(iv) is independently developed by Investor, as properly documented by the Investor, or (v) is approved for release by written authorization of Company. The provisions of this Section shall not apply (i) to the extent that an Investor is required to disclose Confidential Information pursuant to any law, statute, rule or regulation or any order of any court or jurisdiction process or pursuant to any direction, request or requirement (whether or not having the force of law but if not having the force of law being of a type with which institutional investors in the relevant jurisdiction are accustomed to comply) of any self-regulating organization or any governmental, fiscal, monetary or other authority; (ii) to the disclosure of Confidential Information to an Investor's partners, employees, counsel, accountants or other professional advisors; (iii) to the extent that an Investor needs to disclose Confidential Information for the protection of any of such Investor's rights or interest against the Company, whether under this Agreement or otherwise; or (iv) to the disclosure of Confidential Information to a prospective transferee of securities that agrees to be bound by the provisions of this Section in connection with the receipt of such Confidential Information.

   3.4 RESERVATION OF COMMON STOCK. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Preferred Stock, all Common Stock issuable from time to time upon such conversion.

   3.5    TERMINATION OF COVENANTS.  All covenants of the Company contained in
Section 3 of this Agreement shall expire and terminate as to each Investor on the closing of the Initial Offering.

                                      16.

SECTION 4.    RIGHTS OF FIRST REFUSAL.

   4.1 SUBSEQUENT OFFERINGS. Each Investor that holds at least 100,000 shares of Registrable Securities as adjusted for stock splits and combinations (a "First Refusal Investor") shall have a right of first refusal to purchase its pro rata share of all Equity Securities, as defined below, that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 4.6 hereof. Each Investor's pro rata share is equal to the ratio of (A) the number of shares of the Company's Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares) which such Investor is deemed to be a holder immediately prior to the issuance of such Equity Securities to (B) the total number of shares of the Company's outstanding Common Stock (including all shares of Common Stock issued or issuable upon conversion of any convertible stock of the Company or upon the exercise or exercise and conversion of any outstanding warrants or options with an exercise price no greater than the price of the Equity Securities) immediately prior to the issuance of the Equity Securities. The term "Equity Securities" shall mean (i) any Common Stock, Preferred Stock or other security of the Company, (ii) any security convertible, with or without consideration, into any Common Stock, Preferred Stock or other security (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, Preferred Stock or other security or (iv) any such warrant or right.

   4.2 EXERCISE OF RIGHTS. If the Company proposes to issue any Equity Securities, it shall give each First Refusal Investor written notice of its intention, describing the Equity Securities, the price and the terms and conditions upon which the Company proposes to issue the same. Each First Refusal Investor shall have ten (10) days from the giving of such notice to agree to purchase its pro rata share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased. The Company shall promptly notify each First Refusal Investor who elects to participate in purchasing its pro rata share of the Equity Securities of the amount of Equity Securities that any other First Refusal Investor declines to purchase. Each such participating investor shall have five (5) days from the giving of such Second Notice to agree to purchase its pro rata share (based upon the ratio of all Common Stock held by such participating inventor divided by all Common Stock held by all participating investors) of the nonparticipating First Refusal Investors' portion, upon the same terms and conditions as stated above. Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity Securities to any Investor who would cause the Company to be in violation of applicable federal or state securities laws by virtue of such offer or sale.

   4.3 ISSUANCE OF EQUITY SECURITIES TO OTHER PERSONS. If the First Refusal Investors fail to exercise in full the rights of first refusal, the Company shall have ninety (90) days thereafter to sell the Equity Securities in respect of which the First Refusal Investor's rights were not exercised, at a price and upon general terms and conditions no more favorable to the purchasers thereof than specified in the Company's notice to the First Refusal Investors pursuant to Section 4.2 hereof. If the Company has not sold such Equity Securities within ninety (90) days of the notice provided pursuant to Section 4.2, the Company shall not thereafter issue or sell

                                      17.

any Equity Securities, without first offering such securities to the First Refusal Investors in the manner provided above.

   4.4 TERMINATION OF RIGHTS OF FIRST REFUSAL. The rights of first refusal established by this Section 4 shall not apply to securities registered pursuant to the registration statement pertaining to the Company's Initial Offering, and shall terminate upon the closing of the Initial Offering.

   4.5 TRANSFER OF RIGHTS OF FIRST REFUSAL. The rights of first refusal of each First Refusal Investor under this Section 4 may be transferred to the same parties, subject to the same restrictions as any transfer of registration rights pursuant to Section 2.10.

   4.6    EXCLUDED SECURITIES.  The rights of first refusal established by this
Section 4 shall have no application to any of the following Equity Securities:

          (A) shares of capital stock (and/or options, warrants or other capital stock purchase rights issued pursuant to such options, warrants or other rights) issued or to be issued to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary, pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board of Directors;

          (B) capital stock issued pursuant to any rights or agreements outstanding as of the date of this Agreement, options and warrants outstanding as of the date of this Agreement; and stock issued pursuant to any such rights or agreements granted after the date of this Agreement, provided that the rights of first refusal established by this Section 4 applied (or were inapplicable pursuant to this Section 4.6) with respect to the initial sale or grant by the Company of such rights or agreements;

          (C) any Equity Securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination;

          (D) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization by the Company;

          (E) shares of Common Stock issued upon conversion of the Shares;

          (F) any Equity Securities issued pursuant to any equipment leasing arrangement, or debt financing from a bank or similar financial institution provided that such transactions are for primarily nonequity financing purposes;

          (G) any Equity Securities that are issued by the Company pursuant to a registration statement filed under the Securities Act; and

          (H) shares of the Company's Common Stock or Preferred Stock issued in connection with strategic transactions involving the Company and other entities, including (A) joint ventures, manufacturing, marketing or distribution arrangements or (B) technology transfer

                                      18.

or development arrangements; provided that such strategic transactions and the issuance of shares therein, has been approved by the Company's Board of Directors and provided that such transactions are for primarily nonequity financing purposes.

SECTION 5.    MISCELLANEOUS.

   5.1 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

   5.2 SURVIVAL. The representations, warranties, covenants, and agreements made herein shall survive any investigation made by any Holder and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

   5.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

   5.4 ENTIRE AGREEMENT. This Agreement, the Exhibits and Schedules hereto, the Purchase Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

   5.5 SEVERABILITY. In case any provision of the Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

   5.6    AMENDMENT AND WAIVER.

          (A) Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company and the holders of a majority of the Registrable Securities. In the event that such amendment adversely affects the rights of the Holders of Series C Stock, such amendment shall be approved by the Holders of fifty percent (50%) of the Series C Stock subject to this Agreement.

                                      19.

          (B) Except as otherwise expressly provided, the obligations of the Company and the rights of the Holders under this Agreement may be waived only with the written consent of the holders of a majority of the Registrable Securities.

          (C) Notwithstanding the foregoing, this Agreement may be amended with only the written consent of the Company to include additional purchasers of Shares as "Investors," "Holders" and parties hereto.

   5.7 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Holder's part of any breach, default or noncompliance under the Agreement or any waiver on such Holder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

   5.8 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally or internationally recognized overnight courier, as applicable, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or Exhibit A hereto or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

   5.9 ATTORNEYS' FEES. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

   5.10 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

   5.11 AGGREGATION. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

   5.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                                      20.

     IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

CLARENT CORPORATION                     INVESTORS:

    /s/ Jerry Chang
By:________________________________     ____________________________________
   Jerry Chang, President               Investor Name

Address:  1900 Broadway, Suite 200
          Redwood City, CA 94036

                                        ____________________________________
Facsimile:  (650) 306-7512              Signature


FOUNDERS:                               ____________________________________
                                        Name of Signatory

/s/ Jerry Chang
____________________________________    ____________________________________
Jerry Chang                             Title

/s/ Michael Vargo                       Address:____________________________
____________________________________
Michael Vargo                                   ____________________________

                                                ____________________________

                                        Facsimile:__________________________

                                    THE GOLDMAN SACHS GROUP, L.P.
                                    By:  The Goldman Sachs Corporation,
                                         its general partner


                                    By:  /s/ Richard A. Friedman
                                         -----------------------
                                         Name:   Richard A. Friedman
                                         Title:  Executive Vice President

                                    Address:  Goldman, Sachs & Company
                                              47/F, 1 New York Plaza
                                              New York, NY  10004
                                              (212) 902-1000

                                    STONE STREET FUND 1998, L.P.
                                    By:  Stone Street Advantage Corp.
                                         General Partner


                                    By:  /s/ Richard A. Friedman
                                         -----------------------
                                         Name:   Richard A. Friedman
                                         Title:  Executive Vice President

                                    Address:   Goldman, Sachs & Company
                                               47/F, 1 New York Plaza
                                               New York, NY  10004
                                               (212) 902-1000

                                    BRIDGE STREET FUND 1998, L.P.
                                    By:  Stone Street Advantage Corp.
                                         Managing General Partner

                                    By:  /s/ Richard A. Friedman
                                         -----------------------
                                         Name:   Richard A. Friedman
                                         Title:  Executive Vice President

                                    Address:   Goldman, Sachs & Company
                                               47/F, 1 New York Plaza
                                               New York, NY  10004
                                               (212) 902-1000

     In WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

CLARENT CORPORATION                        INVESTORS:



By:                                        Precision Capital Investment Inc.
    --------------------------------       ---------------------------------
      Jerry Chang, President               Investor Name

Address:  1900 Broadway, Suite 200
          Redwood City, CA 94036           /s/ B&H- Ming Huang
                                           ---------------------------------
                                           Signature

Facsimile: (650) 306-7512

                                           ---------------------------------
                                           Name of Signatory

FOUNDERS:


------------------------------------       ---------------------------------
Jerry Chang                                Title

                                           Address:
                                                   -------------------------

------------------------------------               -------------------------
Michael Vargo
                                                   -------------------------

                                           Facsimile:
                                                     -----------------------

     In WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

CLARENT CORPORATION                        INVESTORS:



By:                                        Shao-Yi Su
    --------------------------------       ---------------------------------
      Jerry Chang, President               Investor Name

Address:  1900 Broadway, Suite 200
          Redwood City,  CA  94036         /s/ Su, Shao Yi
                                           ---------------------------------
                                           Signature

Facsimile: (650) 306-7512

                                           ---------------------------------
                                           Name of Signatory

FOUNDERS:


------------------------------------       ---------------------------------
Jerry Chang                                Title

                                           Address:
                                                   -------------------------

------------------------------------               -------------------------
Michael Vargo
                                                   -------------------------

                                           Facsimile:
                                                     -----------------------

     In WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

CLARENT CORPORATION                        INVESTORS:



By:                                        Ren-Chun Liao
    --------------------------------       ---------------------------------
      Jerry Chang, President               Investor Name

Address:  1900 Broadway, Suite 200
          Redwood City, CA 94036           /s/ Ren-Chun Liao
                                           ---------------------------------
                                           Signature

Facsimile: (650) 306-7512

                                           ---------------------------------
                                           Name of Signatory

FOUNDERS:


------------------------------------       ---------------------------------
Jerry Chang                                Title

                                           Address:
                                                   -------------------------

------------------------------------               -------------------------
Michael Vargo
                                                   -------------------------

                                           Facsimile:
                                                     -----------------------

     In WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

CLARENT CORPORATION                        INVESTORS:



By:                                        Daniel J. Warmenhoven
    --------------------------------       ---------------------------------
      Jerry Chang, President               Investor Name

Address:  1900 Broadway, Suite 200
          Redwood City, CA 94036           /s/ Daniel J. Warmenhoven
                                           ---------------------------------
                                           Signature

Facsimile: (650) 306-7512

                                           ---------------------------------
                                           Name of Signatory

FOUNDERS:


------------------------------------       ---------------------------------
Jerry Chang                                Title

                                           Address:
                                                   -------------------------

------------------------------------               -------------------------
Michael Vargo
                                                   -------------------------

                                           Facsimile:
                                                     -----------------------

     In WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

CLARENT CORPORATION                        INVESTORS:



By:                                        Min Ho Shuen Investment Inc.
    --------------------------------       ---------------------------------
      Jerry Chang, President               Investor Name

Address:  1900 Broadway, Suite 200
          Redwood City, CA 94036           /s/ Yaw-Min Chiang
                                           ---------------------------------
                                           Signature

Facsimile: (650) 306-7512

                                           ---------------------------------
                                           Name of Signatory

FOUNDERS:

                                           President
------------------------------------       ---------------------------------
Jerry Chang                                Title

                                           Address:
                                                   -------------------------

------------------------------------               -------------------------
Michael Vargo
                                                   -------------------------

                                           Facsimile:
                                                     -----------------------

     In WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

CLARENT CORPORATION                        INVESTORS:



By:                                        Chin Ho Wu
    --------------------------------       ---------------------------------
      Jerry Chang, President               Investor Name

Address:  1900 Broadway, Suite 200
          Redwood City, CA 94036           /s/ Chin Ho Wu
                                           ---------------------------------
                                           Signature

Facsimile: (650) 306-7512

                                           ---------------------------------
                                           Name of Signatory

FOUNDERS:


------------------------------------       ---------------------------------
Jerry Chang                                Title

                                           Address:
                                                   -------------------------

------------------------------------               -------------------------
Michael Vargo
                                                   -------------------------

                                           Facsimile:
                                                     -----------------------

     In WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

CLARENT CORPORATION                        INVESTORS:



By:                                        Capital Plus Investment Inc.
    --------------------------------       ---------------------------------
      Jerry Chang, President               Investor Name

Address:  1900 Broadway, Suite 200
          Redwood City, CA 94036           /s/ Chin Ho Wu
                                           ---------------------------------
                                           Signature

Facsimile: (650) 306-7512

                                           ---------------------------------
                                           Name of Signatory

FOUNDERS:

                                           President
------------------------------------       ---------------------------------
Jerry Chang                                Title

                                           Address:
                                                   -------------------------

------------------------------------               -------------------------
Michael Vargo
                                                   -------------------------

                                           Facsimile:
                                                     -----------------------

     In WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

CLARENT CORPORATION                        INVESTORS:



By:                                        Honesty Capital Investment Inc.
    --------------------------------       -----------------------------------
      Jerry Chang, President               Investor Name

Address:  1900 Broadway, Suite 200
          Redwood City, CA 94036           /s/ Chu Wen Tang
                                           -----------------------------------
                                           Signature

Facsimile: (650) 306-7512

                                           -----------------------------------
                                           Name of Signatory

FOUNDERS:


------------------------------------       -----------------------------------
Jerry Chang                                Title

                                           Address:
                                                   ---------------------------

------------------------------------               ---------------------------
Michael Vargo
                                                   ---------------------------

                                           Facsimile:
                                                     -------------------------

     In WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

CLARENT CORPORATION                        INVESTORS:



By:                                        Brilliant Sun Limited
    --------------------------------       ---------------------------------
      Jerry Chang, President               Investor Name

Address:  1900 Broadway, Suite 200
          Redwood City, CA 94036           /s/ Brilliant Sun Limited
                                           ---------------------------------
                                           Signature

Facsimile: (650) 306-7512

                                           ---------------------------------
                                           Name of Signatory

FOUNDERS:


------------------------------------       ---------------------------------
Jerry Chang                                Title

                                           Address:
                                                   -------------------------

------------------------------------               -------------------------
Michael Vargo
                                                   -------------------------

                                           Facsimile:
                                                     -----------------------

     In WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

CLARENT CORPORATION                        INVESTORS:



By:                                        Wen-Chang Ko
    --------------------------------       ---------------------------------
      Jerry Chang, President               Investor Name

Address:  1900 Broadway, Suite 200
          Redwood City, CA 94036           /s/ Wen-Chang Ko
                                           ---------------------------------
                                           Signature

Facsimile: (650) 306-7512

                                           ---------------------------------
                                           Name of Signatory

FOUNDERS:


------------------------------------       ---------------------------------
Jerry Chang                                Title

                                           Address:
                                                   -------------------------

------------------------------------               -------------------------
Michael Vargo
                                                   -------------------------

                                           Facsimile:
                                                     -----------------------

     In WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

CLARENT CORPORATION                        INVESTORS:



By:                                        WK Technology Fund
    --------------------------------       ---------------------------------
      Jerry Chang, President               Investor Name

Address:  1900 Broadway, Suite 200
          Redwood City, CA 94036           /s/ Wen-Chang Ko
                                           ---------------------------------
                                           Signature

Facsimile: (650) 306-7512

                                           ---------------------------------
                                           Name of Signatory

FOUNDERS:


------------------------------------       ---------------------------------
Jerry Chang                                Title

                                           Address:
                                                   -------------------------

------------------------------------               -------------------------
Michael Vargo
                                                   -------------------------

                                           Facsimile:
                                                     -----------------------

     In WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

CLARENT CORPORATION                        INVESTORS:



By:                                        WK Technology Fund II
    --------------------------------       ---------------------------------
      Jerry Chang, President               Investor Name

Address:  1900 Broadway, Suite 200
          Redwood City, CA 94036           /s/ Wen-Chang Ko
                                           ---------------------------------
                                           Signature

Facsimile: (650) 306-7512

                                           ---------------------------------
                                           Name of Signatory

FOUNDERS:


------------------------------------       ---------------------------------
Jerry Chang                                Title

                                           Address:
                                                   -------------------------

------------------------------------               -------------------------
Michael Vargo
                                                   -------------------------

                                           Facsimile:
                                                     -----------------------

     In WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

CLARENT CORPORATION                        INVESTORS:



By:                                        WK Technology Fund III
    --------------------------------       ---------------------------------
      Jerry Chang, President               Investor Name

Address:  1900 Broadway, Suite 200
          Redwood City, CA 94036           /s/ Wen-Chang Ko
                                           ---------------------------------
                                           Signature

Facsimile: (650) 306-7512

                                           ---------------------------------
                                           Name of Signatory

FOUNDERS:


------------------------------------       ---------------------------------
Jerry Chang                                Title

                                           Address:
                                                   -------------------------

------------------------------------               -------------------------
Michael Vargo
                                                   -------------------------

                                           Facsimile:
                                                     -----------------------

     In WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

CLARENT CORPORATION                        INVESTORS:



By:                                        WK Technology Fund IV
    --------------------------------       ---------------------------------
      Jerry Chang, President               Investor Name

Address:  1900 Broadway, Suite 200
          Redwood City, CA 94036           /s/ Wen-Chang Ko
                                           ---------------------------------
                                           Signature

Facsimile: (650) 306-7512

                                           ---------------------------------
                                           Name of Signatory

FOUNDERS:


------------------------------------       ---------------------------------
Jerry Chang                                Title

                                           Address:
                                                   -------------------------

------------------------------------               -------------------------
Michael Vargo
                                                   -------------------------

                                           Facsimile:
                                                     -----------------------

     In WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

CLARENT CORPORATION                        INVESTORS:



By:                                        WK Global Fund Ltd.
    --------------------------------       ---------------------------------
      Jerry Chang, President               Investor Name

Address:  1900 Broadway, Suite 200
          Redwood City, CA 94036           /s/ Wen-Chang Ko
                                           ---------------------------------
                                           Signature

Facsimile: (650) 306-7512

                                           ---------------------------------
                                           Name of Signatory

FOUNDERS:


------------------------------------       ---------------------------------
Jerry Chang                                Title

                                           Address:
                                                   -------------------------

------------------------------------               -------------------------
Michael Vargo
                                                   -------------------------

                                           Facsimile:
                                                     -----------------------

                                   EXHIBIT A

                        SERIES A PREFERRED SHAREHOLDERS

                                   NUMBER OF SHARES OF
   NAME                              SERIES A STOCK               ADDRESS
-------------------------------   ----------------------   ---------------------
Min Ho Shuen Investment Inc.              200,000          c/o Jaw-Min Chang, President
                                                           No. 5 Lane 108
                                                           Sung-Chiang Road
                                                           Taipei
                                                           Taiwan

Capital Plus Investment Inc.              200,000          c/o Chin-Ho Wu, President
                                                           No. 14 Alley 2 Lane 81
                                                           University Road
                                                           Hsing-Chu 886-3-577-7137 R.O.C.
                                                           Taiwan

Precision Capital Investment Inc.         200,000          c/o Zyh-Ming Huang, President
                                                           No. 14 Alley 2 Lane 81
                                                           University Road
                                                           Hsing-Chu 886-3-572-7127 R.O.C.
                                                           Taiwan

Chin-Ho Wu                                200,000           No. 17 Lane 207
                                                            Science Park Road
                                                            Hsing-Chu 886-3-577-7137 R.O.C.
                                                            Taiwan

Honesty Capital Investment Inc.           200,000           c/o Chu Wen-Tang, President
                                                            No. 470 Tse-Shiue Road
                                                            Chunhwa 886-4-75-1275 R.O.C.
                                                            Taiwan

                                   EXHIBIT B

                        SERIES B PREFERRED SHAREHOLDERS

                                         NUMBER OF SHARES OF
         NAME                              SERIES B STOCK                 ADDRESS
-------------------------------   -----------------------------     --------------------------
WK Technology Fund                       216,000                     Ms. Leslie Kuo
                                                                     WK Technology Fund
                                                                     10th Floor, No. 115, Sec. 3
                                                                     Ming Sheng East Rd.
                                                                     Taipei, Taiwan
                                                                     Republic of China

WK Technology Fund II                    207,000                     Ms. Leslie Kuo
                                                                     WK Technology Fund
                                                                     10th Floor, No. 115, Sec. 3
                                                                     Ming Sheng East Rd.
                                                                     Taipei, Taiwan
                                                                     Republic of China

WK Technology Fund III                   234,000                     Ms. Leslie Kuo
                                                                     WK Technology Fund
                                                                     10th Floor, No. 115, Sec. 3
                                                                     Ming Sheng East Rd.
                                                                     Taipei, Taiwan
                                                                     Republic of China

WK Technology Fund IV                    171,000                     Ms. Leslie Kuo
                                                                     WK Technology Fund
                                                                     10th Floor, No. 115, Sec. 3
                                                                     Ming Sheng East Rd.
                                                                     Taipei, Taiwan
                                                                     Republic of China

WK Global Fund LTD                        72,000                     Ms. Leslie Kuo
                                                                     WK Technology Fund
                                                                     10th Floor, No. 115, Sec. 3
                                                                     Ming Sheng East Rd.
                                                                     Taipei, Taiwan
                                                                     Republic of China

                                         NUMBER OF SHARES OF
         NAME                              SERIES B STOCK                 ADDRESS
-------------------------------   -----------------------------   -------------------------
Wen-Chang Ko                              900,000                 Ms. Leslie Kuo
                                                                  WK Technology Fund
                                                                  10th Floor, No. 115, Sec.
                                                                  Ming Sheng East Rd. 3
                                                                  Taipei, Taiwan
                                                                  Republic of China

Ren-Chun Liao                              50,000                 64 De Hsing West Road
                                                                  Shih-Lin District
                                                                  Taipei, Taiwan

San-Yuan Lin                               25,000                 4F, No 2, Alley 27, Lane 86,
                                                                  Sec. 3
                                                                  Yen Chiu Yuan Road
                                                                  Nak-Kang District
                                                                  Taipei, Taiwan

Pei-Tung Wang                              25,000                 9F, 25-1, Lane 179, Sec. 2
                                                                  Nei-Hu Road
                                                                  Nei-Hu District
                                                                  Taipei, Taiwan

Kuang-Chao Chen                           100,000                 106 Kuang Ming Street
                                                                  Hsin-Tien District
                                                                  Taipei, Taiwan

Hui-Ping Chang                             80,000                 3F, No 3-2, AI-4 Road
                                                                  Keelung, Taiwan

Shu-Ching Chiang Huang                     50,000                 258, Sec. 2, Huan-Ho South Road
                                                                  Taipei, Taiwan

Hua-Chang Wang                             50,000                 3F, No 97, Sec. 5
                                                                  Ming Sheng East Road
                                                                  Taipei, Taiwan

Kuei Lin Chung                            150,000                 13F-3, No 12, Alley 12, Lane 76
                                                                  Ming-Chu West Road
                                                                  Taipei, Taiwan

Jui-Hsiang Hsu Lu                          50,000                 No 13, Lane 153, Sec. 3
                                                                  Shu-Lung Road
                                                                  Chung-Ho City
                                                                  Taipei, Taiwan

                                         NUMBER OF SHARES OF
         NAME                              SERIES B STOCK                 ADDRESS
-------------------------------   -----------------------------   ------------------------------
Feng-Man Chiang Hsu                        30,000                 No 13, Lane 153, Sec. 3
                                                                  Shu-Lung Road
                                                                  Chung-Ho City
                                                                  Taipei, Taiwan

Mahan Wu                                  100,000                 5F, No 27, Lane 230, Chung-Ho
                                                                  Road
                                                                  Chung-Ho City
                                                                  Taipei, Taiwan

Siaw Kian Choo                             50,000                 909 Taman BDC, Lorong B
                                                                  Kuching 93350
                                                                  Sarawak, Malaysia

Lee-Hwa Pearl Shiue                        10,000                 20 Tufts Road
                                                                  Lexington, MA 02173

Peter Woon                                 50,000                 153 Tower Road
                                                                  Lincoln, MA 01773

Brilliant Sun Limited                     200,000                 c/o Ms. Leslie Kuo
                                                                  WK Technology
                                                                  Tenth Floor, No. 115, Sec. 3
                                                                  Ming Sheng East Road
                                                                  Taipei ROC
                                                                  Taiwan

Ting-Fang Chi                             100,000                 7F-2, No. 23
                                                                  Tsui Feng Street
                                                                  His-Chi Town
                                                                  Taipei ROC
                                                                  Taiwan

David A. Isherwood                         50,000                 4070 Via Laguna
                                                                  Santa Barbara, CA  93110-2116

Shao-Yi Su                                 50,000                 17F-17, Lane 300, Section 2
                                                                  Hwang-Hsi Road
                                                                  Chung-Li ROC
                                                                  Taiwan

                                   EXHIBIT C

                        SERIES C PREFERRED SHAREHOLDERS

                                      NUMBER OF SHARES OF
       NAME                             SERIES C STOCK                        ADDRESS
------------------------------   ------------------------------   ---------------------------------
The Goldman Sachs Group, L.P.             759,878                 Goldman, Sachs & Company
                                                                  47/F, 1 New York Plaza
                                                                  New York, NY  10004

Stone Street Fund 1998, L.P.              233,486                 Goldman, Sachs & Company
                                                                  47/F, 1 New York Plaza
                                                                  New York, NY  10004

Bridge Street Fund 1998, L.P.              70,465                 Goldman, Sachs & Company
                                                                  47/F, 1 New York Plaza
                                                                  New York, NY  10004

WK Technology Fund                         65,544                 Ms. Leslie Kuo
                                                                  WK Technology Fund
                                                                  10/th/ Floor, No. 115, Sec. 3
                                                                  Ming Sheng East Road
                                                                  Taipei, Taiwan ROC

WK Technology Fund II                      46,817                 Ms. Leslie Kuo
                                                                  WK Technology Fund
                                                                  10/th/ Floor, No. 115, Sec. 3
                                                                  Ming Sheng East Road
                                                                  Taipei, Taiwan ROC

WK Technology Fund III                     74,908                 Ms. Leslie Kuo
                                                                  WK Technology Fund
                                                                  10/th/ Floor, No. 115, Sec. 3
                                                                  Ming Sheng East Road
                                                                  Taipei, Taiwan ROC

WK Technology Fund IV                      62,423                 Ms. Leslie Kuo
                                                                  WK Technology Fund
                                                                  10/th/ Floor, No. 115, Sec. 3
                                                                  Ming Sheng East Road
                                                                  Taipei, Taiwan ROC

                                      NUMBER OF SHARES OF
       NAME                             SERIES C STOCK                        ADDRESS
------------------------------   ------------------------------   ---------------------------------
WK Global Fund Limited                     62,423                 Ms. Leslie Kuo
                                                                  WK Technology Fund
                                                                  10/th/ Floor, No. 115, Sec. 3
                                                                  Ming Sheng East Road
                                                                  Taipei, Taiwan ROC

Daniel Warmenhoven                          7,805                 15223 Hume Drive
                                                                  Saratoga, CA  95070

                            AMENDMENT NO. 1 TO THE
                AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                           DATED AS OF JUNE 11, 1998

          THIS AMENDMENT NO. 1 (the "Amendment Agreement") to the Amended and Restated Investor Rights Agreement (the "Investor Rights Agreement") dated as of June 11, 1998 by and among CLARENT CORPORATION, a California corporation (the "Company"), the holders of the Company's Series A Preferred Stock identified on EXHIBIT A thereto, the holders of the Company's Series B Preferred Stock set forth on EXHIBIT B thereto and the holders of the Company's Series C Preferred Stock set forth on EXHIBIT C thereto (the "Purchasers") is entered into as of December 7, 1998 with INTEL CORPORATION, a Delaware corporation ("Intel"). All terms used herein not otherwise defined herein shall have the respective meanings assigned to them in the Investor Rights Agreement.

                                   RECITALS

          WHEREAS, on June 11, 1998, the Company and the Purchasers executed the Investor Rights Agreement which provided for the grant of registration rights, information rights and other rights to the Purchasers, subject to the terms and conditions therein; and

          WHEREAS, the Company and the Purchasers have agreed to amend the Investor Rights Agreement to reflect the inclusion of Intel.

                                   AGREEMENT

          NOW, THEREFORE, in consideration of the mutual agreements contained in this Amendment Agreement, the parties hereto agree as follows:

SECTION 1.  EXHIBIT C - SERIES C PREFERRED SHAREHOLDERS.

          Exhibit C to the Investor Rights Agreement is hereby amended and restated in its entirety to read as attached hereto.

SECTION 2.  ADDITION OF PARTY.

          Intel shall sign this Amendment Agreement as an acknowledgment that pursuant to this Amendment Agreement, it is a party to the Investor Rights Agreement and Intel shall agree to be bound by all of the terms and conditions of the Investor Rights Agreement.

SECTION 3.  CONFIDENTIALITY.

          The heading of Section 3.3 of the Investor Rights Agreement is hereby amended and restated in its entirety to read as follows: "Confidentiality."

          Section 3.3 of the Investor Rights Agreement is hereby amended to include a Section 3.3(c) to read as follows:

          "(c) The Company and each Investor agree to abide by the confidentiality and nondisclosure terms set forth on Exhibit D attached hereto."

          Exhibit D to the Investor Rights Agreement is attached hereto.

SECTION 4.   WAIVER OF RIGHT OF FIRST REFUSAL.

          The Purchasers executing this Amendment Agreement are the holders of a majority of the Registrable Securities (as defined in the Investor Rights Agreement). The Purchasers hereby waive, pursuant to Section 5.6(b) of the Investor Rights Agreement, the right of first refusal set forth in Section 4 of the Investor Rights Agreement with respect to the issuance of Series C Preferred Stock on the date hereof by the Company to Intel.

          IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Amended and Restated Investor Rights Agreement dated as of June 11, 1998 by and between Clarent Corporation, a California corporation and the holders of the Company's Series A Preferred Stock identified on EXHIBIT A thereto, the holders of the Company's Series B Preferred Stock set forth on EXHIBIT B thereto and the holders of the Company's Series C Preferred Stock set forth on EXHIBIT C thereto, as of the date first set forth above.

CLARENT CORPORATION,                   PURCHASERS:
a California corporation

By: /s/ Richard Heaps                  By:______________________________________
    -------------------------------

Name:______________________________    Name:____________________________________

Title:_____________________________    Title:___________________________________

Address:___________________________    Address:_________________________________

___________________________________    _________________________________________

___________________________________    _________________________________________

Facsimile:_________________________    Facsimile:_______________________________

                                       Shares of Series A Preferred Stock_______

INTEL CORPORATION,                     Shares of Series B Preferred Stock_______
a Delaware corporation
                                       Shares of Series C Preferred Stock_______
By:________________________________

Name:______________________________

Title:_____________________________

Address:___________________________

___________________________________

___________________________________

Facsimile:_________________________

     IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Amended and Restated Investor Rights Agreement dated as of June 11, 1998 by and between Clarent Corporation, a California corporation and the holders of the Company's Series A Preferred Stock identified on EXHIBIT A thereto, the holders of the Company's Series B Preferred Stock set forth on EXHIBIT B thereto and the holders of the Company's Series C Preferred Stock set forth on EXHIBIT C thereto, as of the date first set forth above.

CLARENT CORPORATION,                      PURCHASERS:
a California corporation


By:__________________________________     By:___________________________________

Name:________________________________     Name:_________________________________

Title:_______________________________     Title:________________________________

Address:_____________________________     Address:______________________________

_____________________________________     ______________________________________

_____________________________________     ______________________________________

Facsimile:___________________________     Facsimile:____________________________

                                          Shares of Series A Preferred Stock____

INTEL CORPORATION,                        Shares of Series B Preferred Stock____
a Delaware corporation
                                          Shares of Series C Preferred Stock____
By: /s/ Arvind Sodhani
   ----------------------------------

Name: Arvind Sodhani
     --------------------------------

Title: Vice President and Treasurer
      -------------------------------

Address: 2200 Mission College Blvd.
        -----------------------------

Attn: M&A Portford  Manager, SCM-210
-------------------------------------

Santa Clara, CA  95052
-------------------------------------

Facsimile: 408-765-6038
          ---------------------------

     IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Amended and Restated Investor Rights Agreement dated as of June 11, 1998 by and between Clarent Corporation, a California corporation and the holders of the Company's Series A Preferred Stock identified on EXHIBIT A thereto, the holders of the Company's Series B Preferred Stock set forth on EXHIBIT B thereto and the holders of the Company's Series C Preferred Stock set forth on EXHIBIT C thereto, as of the date first set forth above.


CLARENT CORPORATION,                   PURCHASERS:
a California corporation
                                       WK TECHNOLOGY FUND

By:_________________________________   By: /s/ Wen-Chang Ko
                                          ______________________________________

Name:_______________________________   Name:____________________________________

Title:______________________________   Title:___________________________________

Address:____________________________   Address:_________________________________

____________________________________   _________________________________________

____________________________________   _________________________________________

Facsimile:__________________________   Facsimile:_______________________________

                                       Shares of Series A Preferred Stock_______

INTEL CORPORATION,                     Shares of Series B Preferred Stock_______
a Delaware corporation
                                       Shares of Series C Preferred Stock_______
By:_________________________________

Name:_______________________________

Title:______________________________

Address:____________________________

____________________________________

____________________________________

Facsimile:__________________________

     IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Amended and Restated Investor Rights Agreement dated as of June 11, 1998 by and between Clarent Corporation, a California corporation and the holders of the Company's Series A Preferred Stock identified on EXHIBIT A thereto, the holders of the Company's Series B Preferred Stock set forth on EXHIBIT B thereto and the holders of the Company's Series C Preferred Stock set forth on EXHIBIT C thereto, as of the date first set forth above.


CLARENT CORPORATION,                   PURCHASERS:
a California corporation
                                       WK TECHNOLOGY FUND II

By: _________________________________  By: /s/  Wen-Chang Ko
                                          --------------------------------------

Name:________________________________  Name:____________________________________

Title:_______________________________  Title:___________________________________

Address:_____________________________  Address:_________________________________

_____________________________________  _________________________________________

_____________________________________  _________________________________________

Facsimile:___________________________  Facsimile:_______________________________

                                       Shares of Series A Preferred Stock_______

INTEL CORPORATION,                     Shares of Series B Preferred Stock_______
a Delaware corporation
                                       Shares of Series C Preferred Stock_______
By:__________________________________

Name:________________________________

Title:_______________________________

Address:_____________________________

_____________________________________

_____________________________________

Facsimile:___________________________

     IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Amended and Restated Investor Rights Agreement dated as of June 11, 1998 by and between Clarent Corporation, a California corporation and the holders of the Company's Series A Preferred Stock identified on EXHIBIT A thereto, the holders of the Company's Series B Preferred Stock set forth on EXHIBIT B thereto and the holders of the Company's Series C Preferred Stock set forth on EXHIBIT C thereto, as of the date first set forth above.


CLARENT CORPORATION,                   PURCHASERS:
a California corporation
                                       WK TECHNOLOGY FUND III

By:                                    By: /s/ WK Technology Fund III
   --------------------------------        -------------------------------------

Name:______________________________    Name:____________________________________

Title:_____________________________    Title:___________________________________

Address:___________________________    Address:_________________________________

___________________________________    _________________________________________

___________________________________    _________________________________________

Facsimile:_________________________    Facsimile:_______________________________

                                       Shares of Series A Preferred Stock_______

INTEL CORPORATION,                     Shares of Series B Preferred Stock_______
a Delaware corporation
                                       Shares of Series C Preferred Stock_______
By:________________________________

Name:______________________________

Title:_____________________________

Address:___________________________

___________________________________

___________________________________

Facsimile:_________________________

     IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Amended and Restated Investor Rights Agreement dated as of June 11, 1998 by and between Clarent Corporation, a California corporation and the holders of the Company's Series A Preferred Stock identified on EXHIBIT A thereto, the holders of the Company's Series B Preferred Stock set forth on EXHIBIT B thereto and the holders of the Company's Series C Preferred Stock set forth on EXHIBIT C thereto, as of the date first set forth above.


CLARENT CORPORATION,                   PURCHASERS:
a California corporation
                                       WK TECHNOLOGY FUND IV

By:______________________________      By: /s/ WK Technology Fund IV
                                          --------------------------------------

Name:____________________________      Name:____________________________________

Title:___________________________      Title:___________________________________

Address: ________________________      Address:_________________________________

_________________________________      _________________________________________

_________________________________      _________________________________________

Facsimile:_______________________      Facsimile:_______________________________

                                       Shares of Series A Preferred Stock_______

INTEL CORPORATION,                     Shares of Series B Preferred Stock_______
a Delaware corporation
                                       Shares of Series C Preferred Stock_______
By:______________________________

Name:____________________________

Title:___________________________

Address:_________________________

_________________________________

_________________________________

Facsimile:_______________________

     IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Amended and Restated Investor Rights Agreement dated as of June 11, 1998 by and between Clarent Corporation, a California corporation and the holders of the Company's Series A Preferred Stock identified on EXHIBIT A thereto, the holders of the Company's Series B Preferred Stock set forth on EXHIBIT B thereto and the holders of the Company's Series C Preferred Stock set forth on EXHIBIT C thereto, as of the date first set forth above.


CLARENT CORPORATION,                   PURCHASERS:
a California corporation
                                       WK GLOBAL FUND LIMITED

By: _______________________________    By: /s/  WK Global Fund Limited
                                          --------------------------------------

Name:______________________________    Name:____________________________________

Title:_____________________________    Title:___________________________________

Address:___________________________    Address:_________________________________

___________________________________    _________________________________________

___________________________________    _________________________________________

Facsimile:_________________________    Facsimile:_______________________________

                                       Shares of Series A Preferred Stock_______

INTEL CORPORATION,                     Shares of Series B Preferred Stock_______
a Delaware corporation
                                       Shares of Series C Preferred Stock_______
By:________________________________

Name:______________________________

Title:_____________________________

Address:___________________________

___________________________________

___________________________________

Facsimile:_________________________

     IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Amended and Restated Investor Rights Agreement dated as of June 11, 1998 by and between Clarent Corporation, a California corporation and the holders of the Company's Series A Preferred Stock identified on EXHIBIT A thereto, the holders of the Company's Series B Preferred Stock set forth on EXHIBIT B thereto and the holders of the Company's Series C Preferred Stock set forth on EXHIBIT C thereto, as of the date first set forth above.


CLARENT CORPORATION,                 PURCHASERS:
a California corporation
                                     THE GOLDMAN SACHS GROUP, L.P.

By:______________________________    By: /s/ Joseph H. Gleberman
                                        ----------------------------------------

Name:____________________________    Name: Joseph H. Gleberman
                                          --------------------------------------

Title:___________________________    Title: Executive Vice President
                                           -------------------------------------

Address:_________________________    Address: 85 Broad Street
                                             -----------------------------------

                                     19/th/ Floor
_________________________________    -------------------------------------------

                                     New York, NY  10004
_________________________________    -------------------------------------------

Facsimile:_______________________    Facsimile: 212-357-5505
                                               ---------------------------------

                                     Shares of Series A Preferred Stock_________

INTEL CORPORATION,                   Shares of Series B Preferred Stock_________
a Delaware corporation
                                     Shares of Series C Preferred Stock 759,878
                                                                       ---------
By:______________________________

Name:____________________________

Title:___________________________

Address:_________________________

_________________________________

_________________________________

Facsimile:_______________________

     IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Amended and Restated Investor Rights Agreement dated as of June 11, 1998 by and between Clarent Corporation, a California corporation and the holders of the Company's Series A Preferred Stock identified on EXHIBIT A thereto, the holders of the Company's Series B Preferred Stock set forth on EXHIBIT B thereto and the holders of the Company's Series C Preferred Stock set forth on EXHIBIT C thereto, as of the date first set forth above.


CLARENT CORPORATION,                 PURCHASERS:
a California corporation
                                     STONE STREET FUND 1998, L.P.

By:_____________________________     By: /s/ Eve M. Gerriets
                                        ----------------------------------------

Name:___________________________     Name: Eve M. Gerriets, V.P.
                                          --------------------------------------

Title:__________________________     Title:_____________________________________

Address:________________________     Address: 85 Broad Street
                                             -----------------------------------

                                     19/th/ Floor
________________________________     -------------------------------------------

                                     New York, NY 10004
________________________________     -------------------------------------------

Facsimile:______________________     Facsimile: 212-357-5505
                                               ---------------------------------

                                     Shares of Series A Preferred Stock_________

INTEL CORPORATION,                   Shares of Series B Preferred Stock_________
a Delaware corporation
                                     Shares of Series C Preferred Stock 233,486
                                                                       ---------
By:_____________________________

Name:___________________________

Title:__________________________

Address:________________________

________________________________

________________________________

Facsimile:______________________

     IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Amended and Restated Investor Rights Agreement dated as of June 11, 1998 by and between Clarent Corporation, a California corporation and the holders of the Company's Series A Preferred Stock identified on EXHIBIT A thereto, the holders of the Company's Series B Preferred Stock set forth on EXHIBIT B thereto and the holders of the Company's Series C Preferred Stock set forth on EXHIBIT C thereto, as of the date first set forth above.


CLARENT CORPORATION,                 PURCHASERS:
a California corporation
                                     BRIDGE STREET FUND 1998, L.P.

By:____________________________      By: /s/ Eve M. Gerriets, V.P.
                                        ----------------------------------------

Name:__________________________      Name: Eve M. Gerriets, V.P.
                                          --------------------------------------

Title:_________________________      Title:_____________________________________

Address:_______________________      Address: 85 Broad Street
                                             -----------------------------------

                                     19/th/ Floor
_______________________________      -------------------------------------------

                                     New York, NY 10004
_______________________________      -------------------------------------------

Facsimile:_____________________      Shares of Series A Preferred Stock_________

INTEL CORPORATION,                   Shares of Series B Preferred Stock_________
a Delaware corporation
                                     Shares of Series C Preferred Stock 70,465
                                                                       ---------
By:____________________________

Name:__________________________

Title:_________________________

Address:_______________________

_______________________________

_______________________________

Facsimile:_____________________

                                   EXHIBIT D

For purposes of this Exhibit D, the term "Financing Documents" shall mean (i) the Series C Preferred Stock Purchase Agreement dated as of December 7, 1998 among the Company and Intel (the "Purchase Agreement"), (ii) the Amended and Restated Investors Rights Agreement dated as of June 11, 1998 among the Company and the "Purchasers" (as defined therein), (iii) Amendment No. 1 to the Amended and Restated Investor Rights Agreement dated as of June 11, 1998 dated as of December 7, 1998 among the Company, the "Purchasers" (as defined therein) and Intel, (iv) the Amended and Restated Co-Sale Agreement dated as of June 11, 1998 among the Company, the "Shareholders" (as defined therein) and the "Founders" (as defined therein), (v) Amendment No. 1 to the Amended and Restated Co-Sale Agreement dated as of June 11, 1998 dated as of December 7 1998 among the Company, the "Shareholders" (as defined therein), the "Founders" (as defined therein) and Intel, (vi) the Voting Agreement dated as of December 7, 1998 among the Company, the "Existing Investors" (as defined therein) and Intel and (vii) the Board Observer Agreement dated as of December 7, 1998 among the Company and Intel. The term "Investors" shall mean Intel and the Existing Investors.

          (I) DISCLOSURE OF TERMS. The terms and conditions of the Financing Documents (collectively, the "Financing Terms"), including their existence, shall be considered confidential information and shall not be disclosed by any party hereto to any third party except in accordance with the provisions set forth below.

          (II) PRESS RELEASES, ETC. Within sixty (60) days of the Closing (as defined in the Purchase Agreement), the Company may issue a press release disclosing that the Investors have invested in the Company; provided that the release does not disclose any of the Financing Terms and the final form of the press release is approved in advance in writing by the Investors. Intel's name and the fact that Intel is an investor in the Company can be included in a reusable press release boilerplate statement, so long as Intel has given the Company its initial approval of such boilerplate statement and the boilerplate statement is reproduced in exactly the form in which it was approved. No other announcements regarding any Investor in a press release, conference, advertisement, announcement, professional or trade publication, mass marketing materials or otherwise to the general public may be made without such Investor's prior written consent.

          (III) PERMITTED DISCLOSURES. Notwithstanding the foregoing, (A) any party may disclose any of the Financing Terms to its current or bona fide prospective investors, limited or general partners, employees, investment bankers, lenders, accountants and attorneys, and in the case of the Company, such disclosure may only be made where such recipients are under appropriate nondisclosure obligations; (B) any party may disclose (other than in a press release or other public announcement described in subsection (ii)) solely the fact that the Investors are investors in the Company to any third parties without the requirement for the consent of any other party or nondisclosure obligations; and (C) any Investor may disclose the Financing Terms in its marketing materials to third parties or in its regulatory filings so long as such Investor does not disclose the identity of the other Investors in such marketing materials.

          (IV) LEGALLY COMPELLED DISCLOSURE. In the event that any party is requested or becomes legally compelled (including without limitation, pursuant to securities laws and regulations) to disclose the existence of the Financing Documents or any of the Financing Terms hereof and such disclosure is permitted pursuant to Section 3.3(b), such party (the "Disclosing Party") shall act reasonably to provide the other parties (the "Non-Disclosing Parties") with prompt written notice of that fact so that the appropriate party may seek (with the cooperation and reasonable efforts of the other parties) a protective order, confidential treatment or other appropriate remedy. In addition, in the event that the Disclosing Party is the Company, the Company shall furnish only that portion of the information which is legally required and shall exercise reasonable efforts to obtain reliable assurance that confidential treatment will be accorded such information to the extent reasonably requested by any Non-Disclosing Party.

          (V) OTHER INFORMATION. The provisions of this Section 3.3(c) shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by any of the parties hereto with respect to the transactions contemplated hereby. Sections 3.3(a) and 3.3(b) shall not be applicable to Intel, and any additional disclosures and exchange of confidential information between the Company and Intel Corporation (including without limitation, any exchanges of information with any Intel board observer) shall be governed solely by the terms of the Corporate Non-Disclosure Agreement No. 115014, dated September 3, 1998, executed by the Company and Intel, and any Confidential Information Transmittal Records (CITR) provided in connection therewith. The CITR that shall govern the exchanges of confidential information with any Intel board observer shall be in the form attached hereto as Schedule 1.

          (VI) NOTICES. All notices required under this section shall be made pursuant to Section 5.8 of this Agreement.

                             Amendment No. 2 to the
                 Amended and Restated Investor Rights Agreement
           Dated as of June 11, 1998, as Amended on December 7, 1998

     This Amendment No. 2 (the "Amendment Agreement") to the Amended and Restated Investor Rights Agreement (the "Investor Rights Agreement") dated as of June 11, 1998, as amended on December 7, 1998, by and among Clarent Corporation, a California corporation (the "Company"), the holders of the Company's Series A Preferred Stock identified on Exhibit A thereto, the holders of the Company's Series B Preferred Stock set forth on Exhibit B thereto, the holders of the Company's Series C Preferred Stock set forth on Exhibit C thereto (the "Purchasers") and 1998 Wang/Chang Family Revocable Trust and 1998 Vargo Family Trust (collectively, the "Founders' Trusts") is entered into as of April 8, 1999. All terms used herein not otherwise defined herein shall have the respective meanings assigned to them in the Investor Rights Agreement.

                                    Recitals

     Whereas, on June 11, 1998, the Company and the Purchasers executed the Investor Rights Agreement which provided for the grant of registration rights, information rights and other rights to the Purchasers, subject to the terms and conditions therein;

     Whereas, on December 7, 1998, the Company and the Purchasers amended the Investor Rights Agreement to reflect the inclusion of Intel Corporation; and

     Whereas, the Company and the Purchasers have agreed to amend the Investor Rights Agreement to reflect the addition of the Founders' Trusts as parties to the Investor Rights Agreement.

                                   Agreement

     Now, Therefore, in consideration of the mutual agreements contained in this Amendment Agreement, the parties hereto agree as follows:

Section 1.  Addition of Party.

     The Founders' Trusts shall sign this Amendment Agreement as an acknowledgment that pursuant to this Amendment Agreement, they are parties to the Investor Rights Agreement and the Founders' Trusts shall agree to be bound by all of the terms and conditions of the Investor Rights Agreement.

Section 2.  Definition of Registrable Securities.

     Section 1.1 of the Investor Rights Agreement is hereby amended to define the term "Registrable Securities" to read in its entirety as follows:

     "Registrable Securities" means (i) Common Stock of the Company issued or issuable upon conversion of the Shares; (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities; (iii) Advisory Services Agreement Shares; and (iv) any Common Stock held by the Founders' Trusts. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144(k) or sold in a private transaction in which the transferor's rights under Section 2 of this Agreement are not assigned. Shares of Common Stock held by the Founders shall not be Registrable Securities for purposes of Section 2.2 or 2.4 hereof.

     In Witness Whereof, the parties have executed this Amendment No. 2 to the Amended and Restated Investor Rights Agreement dated as of June 11, 1998, as amended on December 7, 1998, by and between Clarent Corporation, a California corporation, the holders of the Company's Series A Preferred Stock identified on Exhibit A thereto, the holders of the Company's Series B Preferred Stock set forth on Exhibit B thereto, the holders of the Company's Series C Preferred Stock set forth on Exhibit C thereto and the Founders, as defined herein above, as of the date first set forth above.

Clarent Corporation,                                 Purchasers:
a California corporation
                                                     By:
By:   /s/ Jerry Chang                                     ---------------------------------------
    ---------------------------------------
                                                     Name:
Name:     Jerry Chang                                        ------------------------------------
      -------------------------------------
                                                     Title:
Title:    President                                          -------------------------------------
        -----------------------------------
                                                     Address:
Founders' Trusts:                                              -----------------------------------

1998 Wang/Chang Family Revocable                     ---------------------------------------------
Trust
                                                     ---------------------------------------------

By:    /s/ Jerry Chang                               Facsimile:
    ---------------------------------------                     ----------------------------------
                                                     Shares of Series A Preferred Stock
Name:      Jerry Chang                                                                  ----------
      --------------------------------------
                                                     Shares of Series B Preferred Stock
Title:                                                                                  ----------
       -------------------------------------
                                                     Shares of Series C Preferred Stock
                                                                                        ----------
1998 Vargo Family Trust

By:   /s/ Michael F. Vargo
      ---------------------------------------

Name:    Michael F. Vargo
       --------------------------------------

Title:
        -------------------------------------


     In Witness Whereof, the parties have executed this Amendment No. 2 to the Amended and Restated Investor Rights Agreement dated as of June 11, 1998, as amended on December 7, 1998, by and between Clarent Corporation, a California corporation, the holders of the Company's Series A Preferred Stock identified on Exhibit A thereto, the holders of the Company's Series B Preferred Stock set forth on Exhibit B thereto, the holders of the Company's Series C Preferred Stock set forth on Exhibit C thereto and the Founders, as defined herein above, as of the date first set forth above.

Clarent Corporation,                                 Purchasers:
a California corporation

By:                                                  By:  WK Technology Fund
    ---------------------------------------               ---------------------------------------

Name:                                                Name:   /s/ Wen-Chang Ko
      -------------------------------------                  ------------------------------------

Title:                                               Title:  Chairman
        -----------------------------------                  -------------------------------------

Founders' Trusts:                                    Address:
                                                               -----------------------------------
1998 Wang/Chang Family Revocable
Trust                                                ---------------------------------------------

                                                     ---------------------------------------------
By:
    ---------------------------------------          Facsimile:
                                                                ----------------------------------
Name:                                                Shares of Series A Preferred Stock
      --------------------------------------                                            ----------

Title:                                               Shares of Series B Preferred Stock
       -------------------------------------                                            ----------

                                                     Shares of Series C Preferred Stock
1998 Vargo Family Trust                                                                 ----------

By:
      ---------------------------------------

Name:
       --------------------------------------

Title:
        -------------------------------------


     In Witness Whereof, the parties have executed this Amendment No. 2 to the Amended and Restated Investor Rights Agreement dated as of June 11, 1998, as amended on December 7, 1998, by and between Clarent Corporation, a California corporation, the holders of the Company's Series A Preferred Stock identified on Exhibit A thereto, the holders of the Company's Series B Preferred Stock set forth on Exhibit B thereto, the holders of the Company's Series C Preferred Stock set forth on Exhibit C thereto and the Founders, as defined herein above, as of the date first set forth above.

Clarent Corporation,                                 Purchasers:
a California corporation

By:                                                  By:  WK Technology Fund II
    ---------------------------------------               ---------------------------------------

Name:                                                Name:   /s/ Wen-Chang Ko
      -------------------------------------                  ------------------------------------

Title:                                               Title:  Chairman
        -----------------------------------                  -------------------------------------

Founders' Trusts:                                    Address:
                                                               -----------------------------------
1998 Wang/Chang Family Revocable
Trust                                                ---------------------------------------------

                                                     ---------------------------------------------
By:
    ---------------------------------------          Facsimile:
                                                                ----------------------------------
Name:                                                Shares of Series A Preferred Stock
      --------------------------------------                                            ----------

Title:                                               Shares of Series B Preferred Stock
       -------------------------------------                                            ----------

                                                     Shares of Series C Preferred Stock
1998 Vargo Family Trust                                                                 ----------

By:
      ---------------------------------------

Name:
       --------------------------------------

Title:
        -------------------------------------


     In Witness Whereof, the parties have executed this Amendment No. 2 to the Amended and Restated Investor Rights Agreement dated as of June 11, 1998, as amended on December 7, 1998, by and between Clarent Corporation, a California corporation, the holders of the Company's Series A Preferred Stock identified on Exhibit A thereto, the holders of the Company's Series B Preferred Stock set forth on Exhibit B thereto, the holders of the Company's Series C Preferred Stock set forth on Exhibit C thereto and the Founders, as defined herein above, as of the date first set forth above.

Clarent Corporation,                                 Purchasers:
a California corporation

By:                                                  By:  WK Technology Fund III
    ---------------------------------------               ---------------------------------------

Name:                                                Name:   /s/ Wen-Chang Ko
      -------------------------------------                  ------------------------------------

Title:                                               Title:  Chairman
        -----------------------------------                  -------------------------------------

Founders' Trusts:                                    Address:
                                                               -----------------------------------
1998 Wang/Chang Family Revocable
Trust                                                ---------------------------------------------

                                                     ---------------------------------------------
By:
    ---------------------------------------          Facsimile:
                                                                ----------------------------------
Name:                                                Shares of Series A Preferred Stock
      --------------------------------------                                            ----------

Title:                                               Shares of Series B Preferred Stock
       -------------------------------------                                            ----------

                                                     Shares of Series C Preferred Stock
1998 Vargo Family Trust                                                                 ----------

By:
      ---------------------------------------

Name:
       --------------------------------------

Title:
        -------------------------------------


     In Witness Whereof, the parties have executed this Amendment No. 2 to the Amended and Restated Investor Rights Agreement dated as of June 11, 1998, as amended on December 7, 1998, by and between Clarent Corporation, a California corporation, the holders of the Company's Series A Preferred Stock identified on Exhibit A thereto, the holders of the Company's Series B Preferred Stock set forth on Exhibit B thereto, the holders of the Company's Series C Preferred Stock set forth on Exhibit C thereto and the Founders, as defined herein above, as of the date first set forth above.

Clarent Corporation,                                 Purchasers:
a California corporation

By:                                                  By:  WK Technology Fund IV
    ---------------------------------------               ---------------------------------------

Name:                                                Name:   /s/ Wen-Chang Ko
      -------------------------------------                  ------------------------------------

Title:                                               Title:  Chairman
        -----------------------------------                  -------------------------------------

Founders' Trusts:                                    Address:
                                                               -----------------------------------
1998 Wang/Chang Family Revocable
Trust                                                ---------------------------------------------

                                                     ---------------------------------------------
By:
    ---------------------------------------          Facsimile:
                                                                ----------------------------------
Name:                                                Shares of Series A Preferred Stock
      --------------------------------------                                            ----------

Title:                                               Shares of Series B Preferred Stock
       -------------------------------------                                            ----------

                                                     Shares of Series C Preferred Stock
1998 Vargo Family Trust                                                                 ----------

By:
      ---------------------------------------

Name:
       --------------------------------------

Title:
        -------------------------------------


     In Witness Whereof, the parties have executed this Amendment No. 2 to the Amended and Restated Investor Rights Agreement dated as of June 11, 1998, as amended on December 7, 1998, by and between Clarent Corporation, a California corporation, the holders of the Company's Series A Preferred Stock identified on Exhibit A thereto, the holders of the Company's Series B Preferred Stock set forth on Exhibit B thereto, the holders of the Company's Series C Preferred Stock set forth on Exhibit C thereto and the Founders, as defined herein above, as of the date first set forth above.

Clarent Corporation,                                 Purchasers:
a California corporation

By:                                                  By:  WK Global Fund LTD
    ---------------------------------------               ---------------------------------------

Name:                                                Name:   /s/ Wen-Chang Ko
      -------------------------------------                  ------------------------------------

Title:                                               Title:  Chairman
        -----------------------------------                  -------------------------------------

Founders' Trusts:                                    Address:
                                                               -----------------------------------
1998 Wang/Chang Family Revocable
Trust                                                ---------------------------------------------

                                                     ---------------------------------------------
By:
    ---------------------------------------          Facsimile:
                                                                ----------------------------------
Name:                                                Shares of Series A Preferred Stock
      --------------------------------------                                            ----------

Title:                                               Shares of Series B Preferred Stock
       -------------------------------------                                            ----------

                                                     Shares of Series C Preferred Stock
1998 Vargo Family Trust                                                                 ----------

By:
      ---------------------------------------

Name:
       --------------------------------------

Title:
        -------------------------------------


     In Witness Whereof, the parties have executed this Amendment No. 2 to the Amended and Restated Investor Rights Agreement dated as of June 11, 1998, as amended on December 7, 1998, by and between Clarent Corporation, a California corporation, the holders of the Company's Series A Preferred Stock identified on Exhibit A thereto, the holders of the Company's Series B Preferred Stock set forth on Exhibit B thereto, the holders of the Company's Series C Preferred Stock set forth on Exhibit C thereto and the Founders, as defined herein above, as of the date first set forth above.

Clarent Corporation,                                 Purchasers:
a California corporation

By:                                                  By:  Intel Corporation
    ---------------------------------------               ---------------------------------------

Name:                                                Name:   /s/ Arvind Sodhani
      -------------------------------------                  ------------------------------------

Title:                                               Title:  Vice President & Treasurer
        -----------------------------------                  -------------------------------------

Founders' Trusts:                                    Address:  2200 Mission College Blvd.
                                                               -----------------------------------
1998 Wang/Chang Family Revocable                               Santa Clara, CA 95052
Trust                                                          -----------------------------------
                                                               Attn: M&A Portfolio Manager
                                                               -----------------------------------
By:
    ---------------------------------------          Facsimile:
                                                                ----------------------------------
Name:                                                Shares of Series A Preferred Stock
      --------------------------------------                                            ----------

Title:                                               Shares of Series B Preferred Stock
       -------------------------------------                                            ----------

                                                     Shares of Series C Preferred Stock  759,878
1998 Vargo Family Trust                                                                 ----------

By:
      ---------------------------------------

Name:
       --------------------------------------

Title:
        -------------------------------------


     In Witness Whereof, the parties have executed this Amendment No. 2 to the Amended and Restated Investor Rights Agreement dated as of June 11, 1998, as amended on December 7, 1998, by and between Clarent Corporation, a California corporation, the holders of the Company's Series A Preferred Stock identified on Exhibit A thereto, the holders of the Company's Series B Preferred Stock set forth on Exhibit B thereto, the holders of the Company's Series C Preferred Stock set forth on Exhibit C thereto and the Founders, as defined herein above, as of the date first set forth above.

Clarent Corporation,                                 Purchasers:
a California corporation
                                                     The Goldman Sachs Group, L.P.
By:                                                  By:  The Goldman Sachs Corporation
    ---------------------------------------

Name:                                                By:     /s/ Richard A. Friedman
      -------------------------------------                  ------------------------------------
                                                     Name:   Richard A. Friedman
                                                             ------------------------------------
Title:                                               Title:  Executive Vice President
        -----------------------------------                  -------------------------------------

Founders' Trusts:                                    Address:  85 Broad Street
                                                               -----------------------------------
1998 Wang/Chang Family Revocable                     New York, NY  10004
Trust                                                ---------------------------------------------

                                                     ---------------------------------------------
By:
    ---------------------------------------          Facsimile:  (212) 357-5505
                                                                ----------------------------------
Name:                                                Shares of Series A Preferred Stock
      --------------------------------------                                            ----------

Title:                                               Shares of Series B Preferred Stock
       -------------------------------------                                            ----------

                                                     Shares of Series C Preferred Stock  759,878
1998 Vargo Family Trust                                                                 ----------

By:
      ---------------------------------------

Name:
       --------------------------------------

Title:
        -------------------------------------


     In Witness Whereof, the parties have executed this Amendment No. 2 to the Amended and Restated Investor Rights Agreement dated as of June 11, 1998, as amended on December 7, 1998, by and between Clarent Corporation, a California corporation, the holders of the Company's Series A Preferred Stock identified on Exhibit A thereto, the holders of the Company's Series B Preferred Stock set forth on Exhibit B thereto, the holders of the Company's Series C Preferred Stock set forth on Exhibit C thereto and the Founders, as defined herein above, as of the date first set forth above.

Clarent Corporation,                                 Purchasers:
a California corporation
                                                     Stone Street Fund 1998
By:                                                  By:  Stone Street Advantage Corp.
    ---------------------------------------

Name:                                                By:     /s/ Richard A. Friedman
      -------------------------------------                  ------------------------------------
                                                     Name:   Richard A. Friedman
                                                             ------------------------------------
Title:                                               Title:  Vice President
        -----------------------------------                  -------------------------------------

Founders' Trusts:                                    Address:  85 Broad Street
                                                               -----------------------------------
1998 Wang/Chang Family Revocable                     New York, NY  10004
Trust                                                ---------------------------------------------

                                                     ---------------------------------------------
By:
    ---------------------------------------          Facsimile:  (212) 357-5505
                                                                ----------------------------------
Name:                                                Shares of Series A Preferred Stock
      --------------------------------------                                            ----------

Title:                                               Shares of Series B Preferred Stock
       -------------------------------------                                            ----------

                                                     Shares of Series C Preferred Stock  233,486
1998 Vargo Family Trust                                                                 ----------

By:
      ---------------------------------------

Name:
       --------------------------------------

Title:
        -------------------------------------


     In Witness Whereof, the parties have executed this Amendment No. 2 to the Amended and Restated Investor Rights Agreement dated as of June 11, 1998, as amended on December 7, 1998, by and between Clarent Corporation, a California corporation, the holders of the Company's Series A Preferred Stock identified on Exhibit A thereto, the holders of the Company's Series B Preferred Stock set forth on Exhibit B thereto, the holders of the Company's Series C Preferred Stock set forth on Exhibit C thereto and the Founders, as defined herein above, as of the date first set forth above.

Clarent Corporation,                                 Purchasers:
a California corporation
                                                     Bridge Street Fund 1998, L.P.
By:                                                  By:  Stone Street Advantage Corp.
    ---------------------------------------

Name:                                                By:     /s/ Richard A. Friedman
      -------------------------------------                  ------------------------------------
                                                     Name:   Richard A. Friedman
                                                             ------------------------------------
Title:                                               Title:  Vice President
        -----------------------------------                  -------------------------------------

Founders' Trusts:                                    Address:  85 Broad Street
                                                               -----------------------------------
1998 Wang/Chang Family Revocable                     New York, NY  10004
Trust                                                ---------------------------------------------

                                                     ---------------------------------------------
By:
    ---------------------------------------          Facsimile:  (212) 357-5505
                                                                ----------------------------------
Name:                                                Shares of Series A Preferred Stock
      --------------------------------------                                            ----------

Title:                                               Shares of Series B Preferred Stock
       -------------------------------------                                            ----------

                                                     Shares of Series C Preferred Stock  70,465
1998 Vargo Family Trust                                                                 ----------

By:
      ---------------------------------------

Name:
       --------------------------------------

Title:
        -------------------------------------
